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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


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Section 7.3 Indenture                                                                  Distribution Date:               5/17/2004
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

(i)     Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                                          0.00
           Class B Principal Payment                                          0.00
           Class C Principal Payment                                          0.00
                     Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                                          0.00
           Class B Principal Payment                                          0.00
           Class C Principal Payment                                          0.00
                     Total

(ii)    Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                            786,986.67
           Class B Note Interest Requirement                             79,333.33
           Class C Note Interest Requirement                            132,600.00
                   Total                                                998,920.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
           Class A Note Interest Requirement                               1.10222
           Class B Note Interest Requirement                               1.33333
           Class C Note Interest Requirement                               1.73333

(iii)   Aggregate Outstanding Principal Balance of the Notes
           Class A Note Principal Balance                              714,000,000
           Class B Note Principal Balance                               59,500,000
           Class C Note Principal Balance                               76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account               8,500,000.00

(v)     Required Owner Trust Spread Account Amount                    8,500,000.00
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                                                By:
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                                                Name:  Patricia M. Garvey
                                                Title: Vice President